Derivative Financial Instruments	12 Months Ended
Apr. 30, 2014
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

NOTE 11	DERIVATIVE FINANCIAL INSTRUMENTS

We are exposed to market risks, such as changes in commodity prices, foreign currency exchange rates, and interest rates. To manage the volatility related to these exposures, we enter into various derivative transactions. We have policies in place that define acceptable instrument types we may enter into and establish controls to limit our market risk exposure.

Commodity Price Management: We enter into commodity futures and options contracts to manage the price volatility and reduce the variability of future cash flows related to anticipated inventory purchases of key raw materials, notably green coffee, edible oils, and flour. We also enter into commodity futures and options contracts to manage price risk for energy input costs, including natural gas and diesel fuel. The derivative instruments generally have maturities of less than one year.

Certain of our derivative instruments meet the hedge criteria and are accounted for as cash flow hedges. The mark-to-market gains or losses on qualifying hedges are deferred and included as a component of accumulated other comprehensive loss to the extent effective, and reclassified to cost of products sold in the period during which the hedged transaction affects earnings. Cash flows related to qualifying hedges are classified consistently with the cash flows from the hedged item in the Statements of Consolidated Cash Flows. In order to qualify as a hedge of commodity price risk, it must be demonstrated that the changes in the fair value of the commodity’s futures contracts are highly effective in hedging price risks associated with the commodity purchased. Hedge effectiveness is measured and assessed at inception and on a monthly basis. The mark-to-market gains or losses on nonqualifying and ineffective portions of commodity hedges are recognized in cost of products sold immediately.

The commodities hedged have a high inverse correlation to price changes of the derivative commodity instrument. Thus, we would expect that any gain or loss in the estimated fair value of the derivatives would generally be offset by an increase or decrease in the estimated fair value of the underlying exposures.

Beginning in 2015, we will no longer elect to qualify commodity derivatives for hedge accounting treatment. As a result, the mark-to-market gains and losses on all commodity derivatives will be immediately recognized in cost of products sold.

Foreign Currency Exchange Rate Hedging: We utilize foreign currency forwards and options contracts to manage the effect of foreign currency exchange fluctuations on future cash payments in Canada, primarily related to purchases of certain raw materials and finished goods. The contracts generally have maturities of less than one year. Instruments currently used to manage foreign currency exchange exposures do not meet the requirements for hedge accounting treatment and the change in estimated fair value of these instruments is immediately recognized in cost of products sold.

Beginning in 2015, we will no longer elect to qualify instruments used to manage foreign currency exchange exposures for hedge accounting treatment. Therefore, the mark-to-market gains and losses on all foreign currency forwards and options contracts will be immediately recognized in cost of products sold.

Interest Rate Hedging: We utilize derivative instruments to manage changes in the fair value of our debt. Interest rate swaps mitigate the risk associated with the underlying hedged item. At the inception of the contract, the instrument is evaluated and documented for hedge accounting treatment. If the contract is designated as a cash flow hedge, the mark-to-market gains or losses on the swap are deferred and included as a component of accumulated other comprehensive loss to the extent effective, and reclassified to interest expense in the period during which the hedged transaction affects earnings. If the contract is designated as a fair value hedge, the swap would be recognized at fair value on the balance sheet and changes in the fair value would be recognized in interest expense. Generally, changes in the fair value of the derivative are equal to changes in the fair value of the underlying debt and have no impact on earnings.

During 2014, we entered into an interest rate swap on the 3.50 percent Senior Notes due October 15, 2021, which was designated as a fair value hedge and used to hedge against the changes in the fair value of the debt. We receive cash flows from the counterparty at a fixed rate and pay the counterparty variable rates based on LIBOR. The difference between the fixed-rate and variable-rate cash flows resulted in a reduction in interest expense for the year ended April 30, 2014. The interest rate swap was recognized at fair value in the Consolidated Balance Sheet at April 30, 2014, and changes in the fair value were recognized in interest expense. At April 30, 2014, the net gain position on the derivative instrument of $14.9 had no net impact to earnings, as the change in the fair value of the derivative was equal to the change in fair value of the underlying debt. There were no interest rate swaps outstanding at April 30, 2013.

The following table sets forth the gross fair value of derivative instruments recognized in the Consolidated Balance Sheets.

	April 30, 2014			April 30, 2013
	Other Current Assets	Other Current Liabilities	Other Noncurrent Liabilities	Other Current Assets	Other Current Liabilities
Derivatives designated as hedging instruments:
Commodity contracts	$23.4	$10.9	$—	$2.1	$2.0
Interest rate contract	18.0	—	3.1	—	—

Total derivatives designated as hedging instruments	$41.4	$10.9	$3.1	$2.1	$2.0

Derivatives not designated as hedging instruments:
Commodity contracts	$11.6	$5.8	$—	$3.6	$2.3
Foreign currency exchange contracts	1.4	0.7	—	0.7	0.2

Total derivatives not designated as hedging instruments	$13.0	$6.5	$—	$4.3	$2.5

Total derivative instruments	$54.4	$17.4	$3.1	$6.4	$4.5

As of May 1, 2014, we adopted FASB ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, as clarified by ASU 2013-01, Scope Clarification of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, as clarified by ASU 2013-01, requires additional disclosures around netting of derivatives. Our interest rate contracts and foreign currency exchange contracts are not subject to enforceable netting agreements. We have elected to not offset fair value amounts recognized for our exchange-traded commodity derivative instruments and our cash margin accounts executed with the same counterparty that are generally subject to enforceable netting agreements. We are required to maintain cash margin accounts in connection with funding the settlement of our open positions. At April 30, 2014 and 2013, we maintained cash margin account balances of $8.1 and $5.5, respectively, included in other current assets in the Consolidated Balance Sheets. In the event of default and immediate net settlement of all of our open positions with individual counterparties, all of our derivative liabilities would be fully offset by either our derivative asset positions or margin accounts based on the net asset or liability position with our individual counterparties.

The following table presents information on pre-tax commodity contract net gains and losses recognized on derivatives designated as cash flow hedges.

	Year Ended April 30,
	2014	2013
Gains (losses) recognized in other comprehensive income (loss) (effective portion)	$21.0	$(27.5)
Losses reclassified from accumulated other comprehensive loss to cost of products sold (effective portion)	(20.3)	(39.6)

Change in accumulated other comprehensive loss	$41.3	$12.1

Gains (losses) recognized in cost of products sold (ineffective portion)	$1.4	$(0.9)

Included as a component of accumulated other comprehensive loss at April 30, 2014 and 2013, was a deferred pre-tax net gain of $29.1 and a deferred pre-tax net loss of $12.2, respectively, related to commodity contracts. The related tax impact recognized in accumulated other comprehensive loss was expense of $10.8 and a benefit of $4.4 at April 30, 2014 and 2013, respectively. The entire amount of the deferred net gain included in accumulated other comprehensive loss at April 30, 2014, is expected to be recognized in earnings within one year as the related commodity is sold.

Included as a component of accumulated other comprehensive loss at April 30, 2014 and 2013, were deferred pre-tax losses of $4.8 and $5.4, respectively, related to the termination of a prior interest rate swap in October 2011 on the 3.50 percent Senior Notes due October 15, 2021. The related tax benefit recognized in accumulated other comprehensive loss was $1.7 and $1.9 at April 30, 2014 and 2013, respectively. Approximately $0.6 of the pre-tax loss will be recognized over the next 12 months. We reclassified $0.6 and $0.5 of the loss recognized on the interest rate swap designated as a cash flow hedge from other comprehensive income (loss) to interest expense during 2014 and 2013, respectively.

The following table presents the net realized and unrealized gains and losses recognized in cost of products sold on derivatives not designated as qualified hedging instruments.

	Year Ended April 30,
	2014	2013
Unrealized gains on commodity contracts	$6.2	$6.1
Unrealized (losses) gains on foreign currency exchange contracts	(0.9)	0.5

Total unrealized gains recognized in cost of products sold	$5.3	$6.6

Realized losses on commodity contracts	$(1.0)	$(1.5)
Realized gains on foreign currency exchange contracts	4.2	0.8

Total realized gains (losses) recognized in cost of products sold	$3.2	$(0.7)

Total gains recognized in cost of products sold	$8.5	$5.9

The following table presents the gross contract notional value of outstanding derivative contracts.

	Year Ended April 30,
	2014	2013
Commodity contracts	$790.3	$347.6
Foreign currency exchange contracts	158.1	56.8
Interest rate contract	750.0	—